UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2019

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-9861	16-0968385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One M&T Plaza, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 635-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

M&T Bank Corporation 2019 Annual Meeting of Shareholders

M&T Bank Corporation (“M&T”) held its 2019 Annual Meeting of Shareholders on April 16, 2019. At the 2019 Annual Meeting, shareholders approved all of the Board of Directors’ proposals which included (i) the election of eighteen (18) directors of M&T, for one-year terms and until their successors are elected and qualified; (ii) the approval of the M&T 2019 Equity Incentive Compensation Plan; (iii) the approval of the compensation of M&T’s Named Executive Officers; and (iv) the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of M&T for the year ending December 31, 2019. The voting results for each proposal, including the votes for and against or withheld, and any abstentions or broker non-votes, are described below. Abstentions and broker non-votes (if applicable) were counted for purposes of determining whether a quorum was present, but were not treated as votes cast. Therefore, abstentions and broker non-votes (if applicable) did not have the effect of a vote for or against such proposal and were not counted in determining the number of votes required for approval.

The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 5.07 of Form 8-K, “Submission of Matters to a Vote of Security Holders.”

The following table reflects the tabulation of the final votes with respect to each director who was elected at M&T’s 2019 Annual Meeting (Proposal 1):

NOMINEES:	FOR	WITHHELD	BROKER NON-VOTE

Brent D. Baird	105,588,199	8,052,536	11,361,839

C. Angela Bontempo	108,796,226	4,844,383	11,361,839

Robert T. Brady	107,639,560	6,001,301	11,361,839

T. Jefferson Cunningham III	110,033,117	3,607,885	11,361,839

Gary N. Geisel	111,614,211	2,026,398	11,361,839

Richard S. Gold	111,085,487	2,555,515	11,361,839

Richard A. Grossi	112,957,831	683,171	11,361,839

John D. Hawke, Jr.	112,914,049	726,910	11,361,839

René F. Jones	109,429,058	4,211,870	11,361,839

Richard H. Ledgett, Jr.	112,965,008	675,766	11,361,839

Newton P.S. Merrill	112,925,232	715,770	11,361,839

Kevin J. Pearson	111,117,494	2,523,509	11,361,839

Melinda R. Rich	113,014,009	626,993	11,361,839

Robert E. Sadler, Jr.	109,923,563	3,717,439	11,361,839

Denis J. Salamone	74,703,178	38,937,824	11,361,839

John R. Scannell	88,020,991	25,620,012	11,361,839

David S. Scharfstein	112,979,711	661,023	11,361,839

Herbert L. Washington	109,448,818	4,192,184	11,361,839

The following table reflects the tabulation of the votes with respect to the approval of the M&T 2019 Equity Incentive Compensation Plan (Proposal 2):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
107,705,017	5,510,781	425,063	11,361,839

The following table reflects the tabulation of the votes with respect to the approval of the compensation of M&T’s Named Executive Officers (Proposal 3):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
109,742,406	3,409,285	489,169	11,361,839

The following table reflects the tabulation of the votes with respect to the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of M&T for the year ending December 31, 2019 (Proposal 4):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
121,037,336	3,770,196	195,235	*

*	Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T Bank Corporation

Date: April 19, 2019	By:	/s/ Marie King
Name: Marie King
Title: Group Vice President and Corporate Secretary